UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-10467
Causeway Capital Management Trust
(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025
(Address of principal executive offices) (Zip code)
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-866-947-7000
Date of fiscal year end: September 30
Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.
Table of Contents

Letter to Shareholders	2

Schedule of Investments	5

Sector Diversification	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Disclosure of Fund Expenses	18

Statement Regarding Basis for Approval of Investment Advisory Agreement	20

Shareholder Voting Results	23

Letter to Shareholders
Performance Review
Causeway Global Absolute Return Fund (the “Fund”) began investment operations on January 24, 2011. For the period from inception through March 31, 2011, the Fund’s Institutional Class returned 2.90% and the Investor Class returned 2.80% compared to the BofA Merrill Lynch 3-Month US Treasury Bill Index return of 0.05%. Both the global long portfolio and the global short portfolio contributed to the Fund’s excess return during the period.
Fund Overview
The Fund takes long and short exposures to stocks of companies located primarily in global developed countries. To obtain exposure to long and short positions in securities, the Fund enters into total return equity swap agreements. We employ our fundamental global value equity strategy to manage the Fund’s long exposures (the “global long portfolio” of the Fund), and we use our quantitative investment strategy to identify short exposures that we expect to underperform the MSCI World Index (“World Index”) to manage the Fund’s short exposures (the “global short portfolio” of the Fund). The dollar amount of the Fund’s long exposures is generally equivalent to the dollar amount of its short exposures. By having approximately equivalent amounts of long and short exposures, the Fund seeks to generate returns that have low or no correlation to the World Index, and lower volatility than the World Index. As of March 31, 2011, the dollar amount of the Fund’s long exposures was $7.87 million and the dollar amount of its short exposures was $7.85 million.
Global Long Portfolio
The global long portfolio of the Fund takes positions primarily in companies that pay dividends or repurchase their shares. Our value style seeks exposure to stocks that we believe have a lower price than their true worth. We consider each of the following value characteristics in identifying, increasing, or decreasing exposures for the global long portfolio of the Fund: low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength.
Global Short Portfolio
The global short portfolio of the Fund takes short positions in stocks of companies in developed countries globally that we believe will underperform the World Index. The global short portfolio uses our quantitative investment strategy to identify, increase, or decrease exposures, and to analyze certain financial characteristics we believe are influential in determining whether a security will underperform the World Index. These characteristics include, among others, valuation metrics, earnings growth, technical/price momentum, and financial strength/earnings quality. In addition to the quantitative research, our fundamental research analysts will review the quantitative outputs to attempt to identify special issues, such as significant corporate actions or management changes, which cannot be detected quantitatively.

2	Causeway Global Absolute Return fund

Performance Attribution of the Global Long Portfolio
In our global long portfolio, from a sector perspective, exposures to companies in energy, consumer staples, and industrials added the most to positive performance during the period, while exposures to companies in consumer discretionary, telecommunication services, and information technology contributed the least to performance. From a regional perspective, exposures to companies in the United States, France, and the United Kingdom contributed the most to positive performance, and exposures to companies in Japan, Hong Kong, and South Korea detracted from performance. Within the global long portfolio, notable top individual contributors to return included health care services provider, Centene (US), tobacco company, Lorillard (US), energy services companies, Babcock & Wilcox (US) and National Oilwell Varco (US), and gaming services provider, OPAP (Greece). Meanwhile, the largest negative individual contributors in the global long portfolio included software giant, Microsoft (US), condominium developer, Haseko (Japan), consumer products company, KT&G (Korea), plant engineering contractor, JGC (Japan), and Medco Health Solutions (US).
Performance Attribution of the Global Short Portfolio
In our global short portfolio, from a sector perspective, exposures to companies in consumer discretionary, industrials, and health care added the most to positive performance during the period, and exposures to companies in energy, information technology, and utilities detracted the most from performance during the period. From a regional perspective, holdings in Japan, Switzerland, and the United Kingdom contributed the most to positive performance, while holdings in Canada, France, and the United States detracted the most from performance. Within the global short portfolio, notable top individual contributors to return included two Japanese-listed securities, Tobu Railway and All Nippon Airways, as well as health care equipment company, Sonova Holding (Switzerland), consumer electronics retailer, Best Buy (US), and automobile manufacturer, Ford Motor (US). Meanwhile, the largest negative individual contributors in the global short portfolio included technology equipment manufacturer, Alcatel-Lucent (France), insurer, Aon (US), Woodside Petroleum (Australia), utility, Iberdrola (Spain), and Suncor Energy (Canada).
Current Exposures
At the end of the period, the largest net long exposures (determined by adding long and short exposures) were in the industrials, health care, and consumer discretionary sectors, while the biggest net short exposures were in the financials, energy, and utilities sectors. From a country perspective, the largest net long exposures were in the Netherlands, South Korea, and Japan, while the biggest net short exposures were in the US, Italy, and Canada. From a currency exposure perspective, the largest net long exposures were to the euro, Korean won, and Japanese yen, while the biggest net short exposures were to the US dollar, Australian dollar, and Canadian dollar. The Fund’s leverage (absolute value of notional exposures divided by net assets) was 290% or 2.9x.

Causeway Global Absolute Return Fund	3

We thank you for your interest in Causeway Global Absolute Return Fund and look forward to serving you in the future.

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Kevin Durkin	Conor Muldoon	Arjun Jayaraman	MacDuff Kuhnert
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager
The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice regarding any stock. These views and the portfolio holdings are subject to change. There is no guarantee that any forecasts made will come to pass.
As of 3/31/11, the total return of the Institutional Class was 2.90% (since inception) and of the Investor Class was 2.80% (since inception). Inception for both classes was 1/24/11.
The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month-end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects fee waivers in effect. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets, and will normally have lower performance than Institutional Class shares. Institutional Class shares pay no shareholder service fee. A 2% redemption fee is charged on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.
The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from, the rebalancing date. The Treasury Bills comprising the Index are guaranteed by the U.S. government as to the timely payment of interest and principal. While the Fund may invest a portion of its assets in Treasury Bills, it will primarily be exposed to notional positions in securities that will not be similarly guaranteed by the U.S. government.

4	Causeway Global Absolute Return fund

Schedule of Investments (000)*
March 31, 2011 (Unaudited)

Causeway Global Absolute Return Fund	Number of Shares	Value

Short-Term Investment
Dreyfus Cash Management, Institutional Class, 0.110%**(1)	5,358,101	$5,358

Total Short-Term Investment (Cost $5,358) — 97.1%		5,358

Total Investments — 97.1% (Cost $5,358)		5,358

Other Assets in Excess of Liabilities — 2.9%		160

Net Assets — 100.0%		$5,518

A summary of outstanding swap agreements held by the Fund at March 31, 2011, is as follows:

			Total
		Fixed	Return		Net	Net
	Reference Entity/	payments	received	Termination	Notional	Unrealized
Counterparty	Obligation	paid	or paid	Date	Amount(2)	Gain (Loss)

Long Positions
Morgan Stanley	Greece Custom	Long:	Total Return	1/25/2013	$163	$4
	Basket of Securities	Fed Funds-1 day + 1.00%	of the basket
			of securities

Morgan Stanley	South Korea Custom	Long:	Total Return	1/25/2013	283	15
	Basket of Securities	Fed Funds-1 day + 0.65%	of the basket
			of securities

Morgan Stanley	United States Custom	Long:	Total Return	1/25/2013	3,029	52
	Basket of Long Securities	Fed Funds-1 day + 0.50%	of the basket
			of securities

Short Positions
Morgan Stanley	Australia Custom	Short:	Total Return	1/25/2013	(323)	(16)
	Basket of Securities	Fed Funds-1 day - 0.50%	of the basket
			of securities

Morgan Stanley	Canada Custom	Short:	Total Return	1/25/2013	(247)	(1)
	Basket of Securities	Fed Funds-1 day - 0.35%	of the basket
			of securities

Morgan Stanley	Singapore Custom	Short:	Total Return	1/25/2013	(139)	(6)
	Basket of Securities	Fed Funds-1 day - 0.50%	of the basket
			of securities

Morgan Stanley	United States Custom	Short:	Total Return	1/25/2013	(3,397)	27
	Basket of Short Securities	Fed Funds-1 day - 0.35%	of the basket
		to Fed Funds-1 day - 0.70%	of securities
The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	5

Schedule of Investments (000)*
March 31, 2011 (Unaudited)

Total
		Fixed	Return		Net	Net
	Reference Entity/	payments	received	Termination	Notional	Unrealized
Counterparty	Obligation	paid	or paid	Date	Amount(2)	Gain (Loss)

Contracts for Differences
Morgan Stanley	Europe Custom	Long:	Total Return	1/25/2013	$474	$34
	Basket of Securities	Fed Funds-1 day + 0.55%	of the basket
		Short:	of securities
Fed Funds-1 day – 0.40%
to Fed Funds-1 day – 1.00%

Morgan Stanley	Germany Custom	Long:	Total Return	1/25/2013	(101)	11
	Basket of Securities	Fed Funds-1 day + 0.55%	of the basket
		Short:	of securities
Fed Funds-1 day – 0.40%

Morgan Stanley	Hong Kong Custom	Long:	Total Return	1/25/2013	(6)	5
	Basket of Securities	Fed Funds-1 day + 0.55%	of the basket
		Short:	of securities
Fed Funds-1 day – 0.50%

Morgan Stanley	Japan Custom	Long:	Total Return	1/25/2013	209	11
	Basket of Securities	Fed Funds-1 day + 0.55%	of the basket
		Short:	of securities
Fed Funds-1 day – 0.40%

Morgan Stanley	United Kingdom Custom	Long:	Total Return	1/25/2013	73	29
	Basket of Securities	Fed Funds-1 day + 0.55%	of the basket
		Short:	of securities
Fed Funds-1 day – 0.35%
to Fed Funds-1 day – 1.00%

$165

*	Except for share data.

**	The rate reported is the 7-day effective yield as of March 31, 2011.

(1)	Of this investment $3,205 is collateral for outstanding total return equity swap agreements.

(2)	The net notional amount is the sum of long and short positions. The gross notional amount of long positions and short positions at March 31, 2011 is $7,870 and $(7,852), respectively. The gross notional amounts are representative of the volume of activity during the period ended March 31, 2011.
The accompanying notes are an integral part of the financial statements.

6	Causeway Global Absolute Return fund

Sector Diversification
As of March 31, 2011, the sector diversification was as follows (Unaudited):

Causeway Global Absolute Return Fund	% of Net Assets

Short-Term Investment	97.1%

Other Assets in Excess of Liabilities	2.9

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	7

Statement of Assets and Liabilities (000)* (Unaudited)

Causeway Global
Absolute Return
Fund
3/31/11
Assets:
Investment at Value (Cost $5,358)	$5,358
Unrealized Gain on Total Return Swaps	188
Receivable Due from Adviser	13
Receivable for Fund Shares sold	8

Total Assets	5,567

Liabilities:
Unrealized Loss on Total Return Swaps	23
Payable to Adviser	7
Payable to Administrator	3
Other Accrued Expenses	16

Total Liabilities	49

Net Assets	$5,518

Net Assets:
Paid-in Capital (unlimited authorization — no par value)	$5,365
Accumulated Net Investment Loss	(16)
Accumulated Net Realized Gain on Swap Contracts	4
Net Unrealized Gain on Swap Contracts	165

Net Assets	$5,518

Net Asset Value Per Share (based on net assets of $5,479,326 ÷ 532,612 shares) — Institutional Class	$10.29

Net Asset Value Per Share (based on net assets of $38,949 ÷ 3,789 shares) — Investor Class	$10.28

*	Except for Net Asset Value data.
The accompanying notes are an integral part of the financial statements.

8	Causeway Global Absolute Return fund

Statement of Operations (000) (Unaudited)

Causeway Global
Absolute Return
Fund
1/24/11* to
3/31/11
Investment Income:
Interest	$2

Total Investment Income	2

Expenses:
Investment Advisory Fees	14
Transfer Agent Fees	10
Professional Fees	9
Administration Fees	7
Printing Fees	3
Registration Fees	1
Custodian Fees	1
Other Fees	1

Total Expenses	46

Less:
Waiver of Investment Advisory Fee	(14)
Reimbursement of Other Expenses	(14)

Total Waiver and Reimbursement	(28)

Net Expenses	18

Net Investment Loss	(16)

Net Realized and Unrealized Gain on Swap Contracts:
Net Realized Gain from Swap Contracts	4
Net Change in Unrealized Appreciation on Swap Contracts	165

Net Realized and Unrealized Gain on Swap Contracts	169

Net Increase in Net Assets Resulting from Operations	$153

*	Commencement of operations.
The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	9

Statement of Changes in Net Assets (000)

Causeway Global Absolute Return Fund
1/24/11* to
3/31/11
(Unaudited)
Operations:
Net Investment Loss	$(16)
Net Realized Gain from Swap Contracts	4
Net Change in Unrealized Appreciation on Swap Contracts	165

Net Increase in Net Assets Resulting from Operations	153

Net Increase in Net Assets Derived from Capital Share Transactions(1)	5,365

Total Increase in Net Assets	5,518

Net Assets:
Beginning of Period	—

End of Period	$5,518

Accumulated Net Investment Loss	$(16)

(1)	See Note 7 in the Notes to Financial Statements.

*	Commencement of operations.
The accompanying notes are an integral part of the financial statements.

10	Causeway Global Absolute Return fund

Financial Highlights
For the period ended March 31, 2011 (Unaudited)
For a Share Outstanding Throughout the Period

										Ratio of	Ratio
			Net Realized							Expenses	of Net
	Net Asset		and		Dividends			Net Assets	Ratio of	to Average	Investment
	Value,	Net	Unrealized		from Net	Net Asset		End of	Expenses to	Net Assets	Loss to	Portfolio
	Beginning	Investment	Gain on	Total from	Investment	Value, End	Total	Period	Average Net	(Excluding	Average	Turnover
	of Period ($)	Loss ($)	Investments ($)	Operations ($)	Income ($)	of Period ($)	Return (%)	($000)	Assets (%)	Waivers) (%)	Net Assets (%)	Rate (%)

Causeway Global Absolute Return Fund†
Institutional Class
2011(1)	10.00	(0.03)	0.32	0.29	—	10.29	2.90	5,479	1.85	4.25	(1.66)	—
Investor Class
2011(1)	10.00	(0.04)	0.32	0.28	—	10.28	2.80	39	2.10	4.50	(1.98)	—

(1)	Commenced operations on January 24, 2011. All ratios for the period are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

†	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or 0% or have been rounded to $0 or 0%.
The accompanying notes are an integral part of the financial statements.

Causeway Global Absolute Return Fund	11

Notes to Financial Statements (Unaudited)
1. Organization
Causeway Global Absolute Return Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on January 24, 2011. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has four additional series, the financial statements of which are presented separately.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund.
Use of Estimates in the Preparation of Financial Statements — The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security and Derivative Contract Valuations — Over-the-counter financial derivative instruments, such as swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs, or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations.
Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)), or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in the Dreyfus Cash Management money market fund are valued daily at the net asset value per share.
Securities and Derivative Contracts for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price; or the security is

12	Causeway Global Absolute Return Fund

Notes to Financial Statements (Unaudited)
(continued)
a swap agreement that is not publicly traded. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:
• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
The table below sets forth information about the level within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2011:

Investments in	Level 1	Level 2	Level 3	Total
Securities	(000)	(000)	(000)	(000)

Short-Term Investment	$5,358	$—	$—	$5,358

Total Investments in Securities	$5,358	$—	$—	$5,358

Other Financial	Level 1	Level 2	Level 3	Total
Instruments – Asset	(000)	(000)	(000)	(000)

Total Return Swaps	$—	$188	$—	$188

Total Other Financial Instruments	$—	$188	$—	$188

Other Financial
Instruments –	Level 1	Level 2	Level 3	Total
Liabilities	(000)	(000)	(000)	(000)

Total Return Swaps	$—	$(23)	$—	$(23)

Total Other Financial Instruments	$—	$(23)	$—	$(23)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. For the Fund there were no significant transfers between Level 1 and Level 2 during the reporting period, based on the input level assigned under the hierarchy at the beginning and end of the reporting period.
For the period ended March 31, 2011, there were no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

Causeway Global Absolute Return Fund	13

Notes to Financial Statements (Unaudited)
(continued)
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
As of and during the period ended March 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.
Security Transactions and Related Income — Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.
Swap Agreements — Under a swap agreement, the Fund pays the other party to the agreement (a “swap counterparty”) fees plus an amount equal to any negative total returns from stipulated underlying investments identified by the Fund’s portfolio managers. In exchange, the counterparty pays the Fund an amount equal to any positive total returns from the stipulated underlying investments. The returns to be “swapped” between the Fund and the swap counterparty will be calculated with reference to a “notional” amount, i.e., the dollar amount hypothetically invested, long or short, in a particular security or group of securities. The Fund’s returns will generally depend on the net amount to be paid or received under the swap agreement, which will depend on the market movements of the stipulated underlying securities. The Fund’s net asset value will reflect any amounts owed to the Fund by the swap counterparty (when the Fund’s position under a swap agreement is, on a net basis, “in the money”) or amounts owed by the Fund to the counterparty (when the Fund’s position under a swap agreement is, on a net basis, “out of the money”).
Swap Agreements and Leverage — Normally, the Fund’s assets (other than the swap agreements) will be directly invested primarily in money market instruments and U.S. Treasury securities that will be used to support and cover the Fund’s obligations under its swap agreements. However, the use of a swap agreement allows the Fund to obtain investment exposures greater than it could otherwise obtain with direct investments, allowing it to effectively increase, or leverage, its total long and short investment exposures.
Expense/Classes — Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

14	Causeway Global Absolute Return Fund

Notes to Financial Statements (Unaudited)
(continued)
Dividends and Distributions — Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
Redemption Fee — The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to omnibus account arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund seeks agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs reasonably believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the period ended March 31, 2011, there were no redemption fees retained by the Fund.
3. Investment Advisory, Administration and Distribution Agreements
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.50% of the Fund’s average daily net assets. The Adviser contractually agreed through January 31, 2012 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.85% of Institutional Class and Investor Class average daily net assets. For the period ended March 31, 2011, the Adviser waived $14,276 and reimbursed $14,004.
The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust as follows: 0.06% up to $1 billion; 0.05% of the assets exceeding $1 billion up to $2 billion; 0.04% of the assets exceeding $2 billion up to $3 billion; 0.03% of the assets exceeding $3 billion up to $4 billion; and 0.02% of the assets exceeding $4 billion. The Fund is subject to a minimum annual fee of $40,000. If the Fund has three or more share classes, it shall be subject to an additional minimum fee of $20,000 per additional share class (over two).
The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the period ended March 31, 2011, the Investor Class paid 0.00% of average daily net assets under this plan.
The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

Causeway Global Absolute Return Fund	15

Notes to Financial Statements (Unaudited)
(continued)
The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.
As of March 31, 2011, approximately $5.155 million of net assets were held by affiliated investors.
4. Investment Transactions
During the period ended March 31, 2011, there were no security purchases or sale of securities, other than short-term investments.
5. Derivatives and Risks of Investing
A swap agreement is a form of derivative that includes leverage, allowing the Fund to obtain the right to a return on a stipulated capital base that exceeds the amount the Fund has invested. The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments. Use of leverage involves special risks and is speculative. If the Adviser is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant. By using swap agreements, the Fund is exposed to liquidity risks since it may not be able to close out a swap agreement immediately, particularly during times of market turmoil. It may also be difficult to value a swap agreement if the Fund has difficulty in closing the position.
The use of derivative contracts exposes an investor to various market risks. The Fund’s investment in total return equity swap agreements exposed the Fund to equity risk for the period ended March 31, 2011. Equity risk is the risk that the value of a particular stock or stock market to which the Fund has long exposure is falling, or to which the Fund has short exposure is rising. The fair value of the total return equity swap agreements as of March 31, 2011 is reported on the Statement of Assets and Liabilities. The related change in unrealized and realized gains or losses for the reporting period is reported on the Statement of Operations.
The Fund expects to close out swap agreements at least monthly, which will cause the Fund to realize short-term capital gains, if any, throughout the year that, when distributed to its shareholders, will generally be taxable to them as ordinary income rather than at lower long-term capital gains rates.
By using swap agreements, the Fund is exposed to additional risks concerning the counterparty. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of the counterparty, or if the counterparty fails to honor its obligations. The Fund intends initially to enter into swap agreements with a single counterparty, focusing its exposure to the counterparty credit risk of that single counterparty. Further, the swap counterparty’s obligations to the Fund likely will not be collateralized. The Fund intends, however, to close out swap agreements at least monthly, and may do so more frequently, so that net gains under swap agreements with a single counterparty do not exceed 5% of the Fund’s total assets at any given time.
There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy, as of March 31, 2011 the Fund’s swap agreements were with one counterparty.

16	Causeway Global Absolute Return Fund

Notes to Financial Statements (Unaudited)
(continued)
6. Federal Tax Information
The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.
The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.
The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.
At March 31, 2011, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities, not including swap transactions, for the Fund were as follows (000):

Net
Federal	Appreciated	Depreciated	Unrealized
Tax Cost	Securities	Securities	Appreciation

$5,358	$—	$—	$—

7. Capital Shares Issued and Redeemed (000)

	Period Ended
	March 31, 2011
	(Unaudited)
	Shares	Value
Institutional Class:
Shares Sold	533	$5,327

Increase in Shares Outstanding Derived from Institutional Class Transactions	533	$5,327

Investor Class:
Shares Sold	4	$38

Increase in Shares Outstanding Derived from Investor Class Transactions	4	$38

Increase in Shares Outstanding from Capital Share Transactions	537	$5,365

8. Significant Shareholder Concentration
As of March 31, 2011, one shareholder of the Fund owned 94% of net assets of the Institutional Class and two shareholders of the Fund owned 100% of the net assets of the Investor Class.
9. Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Global Absolute Return Fund	17

Disclosure of Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.
Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates the Fund’s costs in two ways:
Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”
Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the return is set at 5% for comparison purposes—NOT the Fund’s actual return—the account values shown may not apply to your specific investment.

18	Causeway Global Absolute Return Fund

Disclosure of Fund Expenses (Unaudited)
(concluded)

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	1/24/11	3/31/11	Ratios	Period

Causeway Global Absolute Return Fund

Actual Fund Return
Institutional Class	$1,000.00	$1,029.00	1.85%	$3.45	*
Hypothetical 5% Return
Institutional Class	$1,000.00	$1,015.90	1.85%	$9.30	**

Causeway Global Absolute Return Fund

Actual Fund Return
Investor Class	$1,000.00	$1,028.00	2.10%	$3.91	*
Hypothetical 5% Return
Investor Class	$1,000.00	$1,014.38	2.10%	$10.55	**

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 66/365 (to reflect the actual time the Fund was operational).

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Causeway Global Absolute Return Fund	19

Statement Regarding Basis for Approval of Investment Advisory Agreement
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of Causeway Capital Management Trust (the “Trust”) to approve the investment advisory agreement (the “Advisory Agreement”) between the Trust and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Absolute Return Fund (the “Fund”). The Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees and one interested Trustee when the Advisory Agreement was considered.
Information Received. As the Adviser has provided services to the various series of the Trust since it commenced operation in October 2001, the Board is familiar with the Adviser, its operations and personnel. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services. The Adviser presented information about the Fund to the Board at meetings held on September 10 and September 24, 2010, and discussed with the Board the Fund’s investment strategy and how it would be implemented. Following these meetings, the Board met on November 1, 2010, to consider whether to approve the Advisory Agreement for an initial term ending September 20, 2012. In connection with that meeting, the Trustees received and reviewed additional information about the Fund, including extensive materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel.
Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services to be provided by the Adviser, (2) model investment performance of the Adviser for the strategy to be used by the Fund, since the Adviser had not previously managed portfolios using the strategy, (3) comparisons of the services to be rendered and the amounts to be paid under the Advisory Agreement with those of other funds, (4) the estimated costs of the services to be provided and estimated profits or losses to be realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits that would be derived by the Adviser from its relationship with the Fund.
First, regarding the nature, extent and quality of the services to be provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who would provide services to the Fund, as well as the level of attention those individuals would provide to the Fund. The Trustees reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s proposed services to the Fund. The Trustees also noted their past favorable experiences with the Adviser’s organization in connection with its management of the other

20	Causeway Global Absolute Return Fund

Statement Regarding Basis for Approval of Investment Advisory Agreement (continued)
series of the Trust. The Trustees concluded that the nature, extent and quality of the services proposed to be provided by the Adviser to the Fund would benefit the Fund and its shareholders.
Second, regarding the investment performance of the global absolute return strategy to be used by the Adviser in managing the Fund, the Trustees reviewed back-tested model investment results of the strategy for various periods compared to different indices and a “Focus Universe” of 27 other mutual funds comprising all of the funds in the Morningstar Market Neutral Universe as well as certain funds with “absolute return” in their names selected by the Adviser from the Morningstar Open End Funds — U.S. — Long-Short Universe. While recognizing the inherent limits of back-tested performance results, the Trustees noted that the model results compared favorably to the results of the indices and Focus Universe, and concluded that the Adviser’s strategy appeared to be well-designed to benefit the Fund and its shareholders.
Third, the Trustees compared the Fund’s proposed advisory fee and estimated total expenses with those of other similar mutual funds, and concluded that the proposed fee and estimated expenses were within the ranges of fees and expenses of similar funds. They noted that the Adviser proposed to limit contractually the Fund’s expenses (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses). They also noted that although the proposed 1.50% management fee was higher than the average fees of the Focus Universe, the Fund would involve an active global investment program with both long and short exposures and leverage that would be complex and would require increased investment and administrative resources to manage. The Trustees concluded that the Fund’s proposed advisory fee and estimated expenses were reasonable and appropriate.
Fourth, the Trustees considered the estimated profits or losses to be realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after tax net loss with respect to such services and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also noted that, due to its expense limit agreement, the Adviser expected to experience significant losses managing the Fund in its first year of operation, and that the Adviser’s sponsorship of the Fund, at least in the Fund’s early years, could involve significant further expenses to the Adviser.
Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s proposed advisory fee did not have breakpoints, the Fund’s advisory fee and estimated expense ratios, as limited by the Adviser, were competitive when compared with industry ranges, and that the Adviser, at least initially, would incur significant losses in managing the Fund. The Trustees concluded that under the circumstances the Adviser was sharing any economies of scale with the Fund appropriately pending the Fund’s future potential asset growth.

Causeway Global Absolute Return Fund	21

Statement Regarding Basis for Approval of Investment Advisory Agreement (concluded)
Sixth, regarding any other benefits that would be derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser would not earn common “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions,” “float” benefits on short-term cash, or soft dollar research services.
Approval. At the November 1, 2010 meeting, the Trustees discussed the information and factors noted above and considered the approval of the Advisory Agreement with representatives of the Adviser. The independent Trustees also met in a private session with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s advisory fees are reasonable and that approval of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved the Advisory Agreement for a period ending September 20, 2012.

22	Causeway Global Absolute Return Fund

Shareholder Voting Results
On January 21, 2011, the sole shareholder of the Causeway Global Absolute Return Fund (the “Fund”) series of Causeway Capital Management Trust (the “Trust”) executed a written Consent of Sole Shareholder, in lieu of a special meeting of shareholders, and approved: (i) the appointment of Causeway Capital Management LLC (the “Adviser”) as investment adviser to the Fund and the Investment Advisory Agreement between the Trust and the Adviser on behalf of the Fund, and (ii) the appointment of SEI Investments Distribution Co. (the “Distributor”) as Distributor of the shares of the Fund and the Distribution Agreement between the Trust and the Distributor with respect to the Fund.

Causeway Global Absolute Return Fund	23

Investment Adviser:
Causeway Capital Management LLC
11111 Santa Monica Boulevard
15th Floor
Los Angeles, CA 90025
Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456
To Obtain More Information:
Call 1-866-947-7000 or visit us online at www.causewayfunds.com
This material must be preceded or accompanied by a current prospectus.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www.sec.gov.
CCM-SA-008-0100
Causeway Global Absolute Return Fund

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments.
See Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President
Date: June 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan Turner Swan, President

Date: June 6, 2011

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Treasurer
Date: June 6, 2011